SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Soliciting Material Pursuant to §240.14a-12

Northern Lights Fund Trust

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ASTOR ACTIVE INCOME ETF FUND

ASTOR LONG/SHORT ETF FUND

ASTOR S.T.A.R. ETF FUND

each a series of

Northern Lights Fund Trust

17605 Wright Street

Omaha, NE 68154-1150

(631) 470-2600

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held June 30, 2014

Dear Shareholders:

The Board of Trustees of the Northern Lights Fund Trust, an open-end management investment company organized as a Delaware statutory trust, has called a special meeting of the shareholders of the Astor Active Income ETF Fund, Astor Long/Short ETF Fund, and Astor S.T.A.R. ETF Fund (each a “Fund” and, together, the “Funds”), to be held at the offices of the Trust’s administrator, 80 Arkay Drive, Suite 110, Hauppauge, NY  11788, on June 30, 2014 at 10:00 a.m., Eastern Time, for the following purposes:

1.

To approve a new investment advisory agreement by and between the Trust, on behalf of each Fund, and Astor Investment Management LLC, the proposed investment adviser to the Funds.  (Shareholders of each Fund, voting separately, must approve this proposal with respect to their Fund.)  No fee increase is proposed.

2.

To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on May 7, 2014 are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on June 30, 2014.

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including the proposed advisory agreement) and Proxy Voting Ballot are available at www.proxyonline.com/docs/Astor.pdf.

By Order of the Board of Trustees

James P. Ash, Esq., Secretary

May 16, 2014

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope or by calling the number listed on your proxy card, whether or not you expect to be present at the meeting.  If you attend the meeting, you may revoke your proxy and vote your shares in person.

ASTOR ACTIVE INCOME ETF FUND

ASTOR LONG/SHORT ETF FUND

ASTOR S.T.A.R. ETF FUND

each a series of

Northern Lights Fund Trust

with its principal offices at

17605 Wright Street

Omaha, NE 68154-1150

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PROXY STATEMENT

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SPECIAL MEETING OF SHAREHOLDERS

To Be Held June 30, 2014

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INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of the Northern Lights Fund Trust (the “Trust”) on behalf of the Astor Active Income ETF Fund, Astor Long/Short ETF Fund and Astor S.T.A.R. ETF Fund (each a “Fund” and, together, the “Funds”), for use at the Special Meeting of Shareholders of the Trust (the “Meeting”) to be held at the offices of the Trust’s administrator, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 on June 30, 2014 at 10:00 a.m., Eastern Time, and at any and all adjournments thereof.  The Notice of Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about May 16, 2014.

The Meeting has been called by the Board of Trustees of the Trust for the following purposes:

1.

To approve a new investment advisory agreement (“New Advisory Agreement”) by and between the Trust, on behalf of each Fund, and Astor Investment Management LLC (“Astor LLC”), the proposed investment adviser to the Funds.  (Shareholders of each Fund, voting separately, must approve this proposal with respect to their Fund.)  No fee increase is proposed.

2.

To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on May 7, 2014 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

A copy of each Fund’s most recent annual or semi-annual report, including financial statements and schedules, is available at no charge by sending a written request to the Fund, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, by calling 877-738-0333, or on-line at www.astorim.com.

PROPOSAL I

APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BY AND BETWEEN

THE TRUST AND ASTOR INVESTMENT MANAGEMENT LLC

The primary purpose of this proposal is to approve Astor LLC as the new investment adviser to the Funds and maintain the current portfolio managers of the Funds in their respective positions. To do so, the Trustees are requesting that shareholders approve the New Advisory Agreement between the Trust, on behalf of each Fund, and Astor LLC.  Shareholders of each Fund, voting separately, will vote on this proposal with respect to their Fund.

Approval of the New Advisory Agreement with respect to a Fund will not raise the fees paid by any Fund or its shareholders. The New Advisory Agreement is similar in all material respects to the prior advisory agreement (the “Prior Advisory Agreement”) with the Funds’ previous investment adviser, National Asset Management, LLC (“NAM”), except for the date of its execution, effectiveness, and termination are changed and the New Advisory Agreement names Astor LLC rather than NAM as the Funds’ investment adviser.  The effective date of the New Advisory Agreement will be the date shareholders of each Fund approve the New Advisory Agreement.

Background

On August 16, 2013, the shareholders of each Fund approved NAM as the investment adviser to the Funds. Within an operating division of NAM known as Astor Investment Management (“Astor/NAM”), a portfolio management team consisting of Robert Stein, Bryan Novak, and John Eckstein (the “Astor Team”) managed each Fund’s portfolio pursuant to the Prior Advisory Agreement.

On January 30, 2014, the Astor Team notified the Trustees that they, along with NAM’s management group, had determined that the advisory business of Astor/NAM should be conducted by a separate advisory firm rather than as a division of NAM.  This change was driven by the Astor Team and their desire to focus exclusively on investment advisory services in a boutique, specialized environment.  The same day, NAM submitted its formal resignation to the Board and recommend that the Board hire Astor LLC to manage the Funds.  The Astor Team registered a new advisory firm, Astor LLC, as a registered investment adviser with the Securities and Exchange Commission (“SEC”) and began managing individual client accounts in January 2014.

At a meeting on March 26, 2014 (the “Board Meeting”), the Board of Trustees approved an interim advisory agreement between the Trust, on behalf of the Funds, and Astor LLC (the “Interim Advisory Agreement”), and the New Advisory Agreement subject to shareholder approval.  The Investment Company Act of 1940, as amended (the “1940 Act”), requires that investment advisory agreements such as the New Advisory Agreement be approved by a vote of a majority of the outstanding shares of a Fund.  Therefore, shareholders are being asked to approve the proposed New Advisory Agreement with Astor LLC.  The Interim Advisory Agreement allows Astor LLC to manage the Funds while the Board solicits this shareholder approval for the New Advisory Agreement.

Astor LLC, with the Astor Team, began managing the Funds pursuant to the Interim Advisory Agreement on April 1, 2014.  The Interim Advisory Agreement will be effective for 150 days from that date or until the New Advisory Agreement is approved, if sooner.  The terms of the Interim Advisory Agreement are identical in all material respects to those of the Prior Advisory Agreement, except that (i) the date of its execution, effectiveness, and termination are changed, (ii) Astor LLC replaces NAM as the adviser; and (iii) all fees earned by Astor LLC under the Interim Advisory Agreement will be held in a separate escrow account pending shareholder approval of the New Advisory Agreement.  If the Funds’ shareholders approve the New Advisory Agreement, the escrowed management fees will be paid to Astor LLC.

The Advisory Agreements

Under the terms of the Prior Advisory Agreement and Interim Advisory Agreement, the Fund’s adviser receives an annual fee from each Fund equal to the percentages of such Fund’s average daily net assets set forth below:

Fund	Management Fee
Astor Active Income ETF Fund	0.70%
Astor Long/Short ETF Fund	1.00%
Astor S.T.A.R. ETF Fund	1.00%

For such compensation, the Funds’ adviser, at its expense, continuously furnishes an investment program for each Fund, makes investment decisions on behalf of each Fund, and places all orders for the purchase and sale of portfolio securities, subject to each Fund’s investment objective, policies, and restrictions and such policies as the Trustees may determine.  The Board of Trustees, including the Independent Trustees (as defined in the 1940 Act), unanimously approved the Previous Advisory Agreement at a meeting held on July 9, 2013.

NAM had contractually agreed to reduce its fees and to reimburse expenses (the “Expense Limitation Agreement”), at least until November 30, 2014, to ensure that Net Annual Fund Operating Expenses (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the adviser)) would not exceed the following percentages of the daily average net assets attributable to each Fund’s respective class of shares.

Fund	Class A	Class C	Class I	Class R
Astor Active Income ETF Fund	0.90%	1.65%	0.95%	N/A
Astor Long/Short ETF Fund	1.50%	2.25%	1.25%	1.50%
Astor S.T.A.R. ETF Fund	1.50%	2.25%	1.25%	N/A

The Expense Limitation Agreement also provides that fee waivers and expense reimbursements are subject to possible recoupment from each Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the expense limits.  NAM has assigned the Expense Limitation Agreement to Astor LLC, who intends to renew it for at least an additional year.

Subject to shareholder approval, the Trust will enter into the New Advisory Agreement with Astor LLC.  If the New Advisory Agreement is not approved by the shareholders of one or more of the Funds, the Board of Trustees and Astor LLC will consider other options, including a new or modified request for shareholder approval of a new advisory agreement.

The New Advisory Agreement will become effective with respect to a Fund upon approval by the shareholders of that Fund.  The New Advisory Agreement is similar in all material respects to the Prior Advisory Agreement, except for the name of the adviser and the date of execution, effectiveness, and termination.  The New Advisory Agreement, like the Prior Advisory Agreement, provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by the Board of Trustees at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Trust.  The New Advisory Agreement automatically terminates on assignment and is terminable upon notice by each Fund with respect to that Fund.  In addition, the New Advisory Agreement may be terminated upon 60 days’ notice by Astor LLC given to one or more of the Funds.

The New Advisory Agreement, like the Prior Advisory Agreement, provides that Astor LLC shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The New Advisory Agreement is attached as Exhibit A.  You should read the New Advisory Agreement.  The description in this Proxy Statement of the New Advisory Agreement is only a summary.

Information Concerning Astor LLC

Astor LLC is a limited liability company organized under the laws of the State of Delaware and located at 111 S. Wacker Drive, Suite 3950, Chicago, Illinois 60606.  The names, titles, addresses, and principal occupations of the principal executive officers of Astor LLC are set forth below:

Name and Address*:	Title:	Principal Occupation:
Robert Stein	Chief Executive Officer	Chief Executive Officer of Astor LLC
Matthew Mohlman	Chief Compliance Officer	Chief Compliance Officer of Astor LLC
John Eckstein	Chief Investment Officer	Chief Investment Officer of Astor LLC
Bryan Novak	Senior Managing Director	Senior Managing Director of Astor LLC

* Each officer address is in care of Astor LLC, 111 S. Wacker Drive, Suite 3950, Chicago, Illinois 60606.

Astor LLC is a wholly owned subsidiary of Lakewood Investment Management LLC and Robert Stein is the sole beneficial owner of that entity.

Evaluation by the Board of Trustees

At a meeting of the Board of Trustees held on March 26, 2014, the Board, including the Independent Trustees, considered the approval of the New Advisory Agreement with Astor LLC.  The Trustees were assisted by independent legal counsel and fund counsel throughout the agreement review process.  The Trustees relied upon the advice of independent legal counsel and fund counsel, and their own business judgment in determining the material factors to be considered in evaluating the New Advisory Agreement and the weight to be given to each such factor.  The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the New Advisory Agreement:

Nature, Extent and Quality of Services.

The Trustees noted that Astor LLC has over $400 million in assets under management (with an additional $238 million in assets under advisement through other platforms and models) and specializes in constructing actively managed portfolios of exchange-traded funds (“ETFs”) based on proprietary macroeconomic models for over a decade through separate accounts, unified managed accounts and mutual funds. The Trustees reviewed background information of the key investment personnel responsible for servicing the Funds and noted that Astor LLC has fully integrated teams providing portfolio management, trading, marketing, sales, regulatory, operations, and compliance services, and that the team members have the financial industry experience, knowledge and skill sets that make them well suited to fulfill their roles in providing support to the Funds. They noted that Astor LLC’s portfolio management team has 14 years of experience managing tactical ETF investment strategies, and they considered that Astor LLC’s portfolio management team and investment committee perform all the research and analytic functions for the Funds using proprietary indicators along with collecting and analyzing economic and market data relevant to each Fund. The Trustees also noted that while not all strategy risks can be eliminated, Astor LLC reported that it addresses portfolio risk by using ETFs to create a layer of risk management through diversification, and that such process reduces concentration risk and other systemic risk factors. The Trustees also noted that Astor LLC had adopted and described more specific risk mitigation processes based on the risk tolerance of each Fund, with which the Trustees expressed their satisfaction. To ensure the Funds maintain compliance with investment limitations, Astor LLC indicated that its CCO works in conjunction with Astor LLC’s investment committee and trading group to review spreadsheets to ensure sector weightings, position sizes, and exposures are within stated guidelines. The Trustees reviewed the Astor LLC’s broker-dealer selection process and noted Astor LLC indicated that it will use the existing trading platforms to execute ETF trades, and that Astor LLC conducts regular reviews of executing brokers, evaluating factors such as cost, execution quality, and overall broker-dealer client service.  The Trustees noted that there have been no material compliance or litigation issues reported by Astor LLC and that Astor LLC had developed a good working relationship with the Trust.

The Board noted its familiarity with Astor LLC’s investment team, noting a good working relationship over the years, and the Board expressed its appreciation for their commitment to the Funds. The Trustees agreed with the opinion that Astor LLC’s independent ownership would likely lead to greater stability and concluded the Astor LLC likely would continue to provide high quality service to the Funds and their shareholders.

Performance.

Astor Active Income ETF Fund. The Trustees noted the Fund’s performance for the year ended February 28, 2014 ranked in the 43rd percentile of 1080 funds in the Intermediate-Term Bond Morningstar Category. They further noted that the Fund’s rate of return since inception (3.06%) lagged the peer group average (4.05%), was similar to the Intermediate-Term Bond Morningstar Category average (3.13%), and outpaced its benchmark, the Barclays Capital U.S. Aggregate Bond Index (1.54%).  The Trustees also noted that over the last year, however, the Fund’s rate of return outpaced all three comparison groups.  Reviewing the reported statistics, the Trustees noted that the Fund had positive alpha (measure of performance on a risk-adjusted basis) since inception and over two years similar to the Morningstar Category, but outpaced the average alpha of the Morningstar Category by a substantial amount for the one-year period. Reviewing the volatility statistics, the Trustees reported that the Fund had more volatility than the benchmark and the Morningstar Category, but reasoned that the Fund also provides enough return per unit of risk to make the additional risk reasonable.  The Trustees noted that other statistics presented by Astor LLC also indicate that Astor LLC is meeting the stated objectives of the Fund, and that, based on the foregoing, the Fund’s performance was acceptable.

Astor Long/Short ETF Fund.  The Trustees noted the Fund’s performance for the year ended February 28, 2014 ranked in the 35th percentile of 255 funds in the Tactical Allocation Morningstar Category, which is higher than its 81st percentile ranking of 177 funds in the same Morningstar Category for the past three years. They further noted that the Fund’s rate of return since inception (3.37%) outpaced the peer group average (1.22%), trailed the Tactical Allocation Morningstar Category average (7.32%), and outperformed its benchmark, the HFRI Total Macro Index (0.93%).  The Trustees also noted that over the last year, however, the Fund’s rate of return outpaced all three comparison groups.  Reviewing the reported statistics, the Trustees noted that over one year the Fund created more alpha than the Morningstar Category, but exhibited less alpha over other time periods.  The Trustees further noted that the Fund showed a better sharpe ratio in all time periods compared to the benchmark, but lagged the Morningstar Category in all periods except the one year time frame when the Fund outperformed all comparison groups. The Trustees noted that other statistics presented by Astor LLC also indicate that Astor LLC is meeting the stated objectives of the Fund, and that, based on the foregoing, the Fund’s performance was acceptable.

Astor S.T.A.R ETF Fund.  The Trustees noted the Fund’s performance for the year ending February 28, 2014 ranked in the 4th percentile of 255 funds in the Tactical Allocation Morningstar Category. They further noted that the Fund’s rate of return since inception (18.45%) outperformed the peer group average (13.17%) and the Tactical Allocation Morningstar Category average (8.42%), but trailed its benchmark, the S&P 500 Total Return Index (23.47%).  The Trustees noted that the same comparisons applied for the one-year time period.  Reviewing the reported statistics, the Trustees noted that the Fund created more alpha than the Morningstar Category.  Reviewing the volatility statistics, the Trustees further noted that the Fund produces less volatility than the benchmark, but more volatility than the Morningstar Category.  The Trustees noted that the capture ratios reported indicate that the Fund captures more upside than the Morningstar Category, and that overall, the statistics confirm that the Fund is meeting its objectives by providing capital appreciation while showing less volatility than overall equity markets.  Based on the foregoing, the Trustees concluded that the Fund’s performance was acceptable.

Fees and Expenses.

Astor Active Income ETF Fund.  The Trustees noted Astor LLC’s advisory fee of 0.70% was higher than the peer group average (0.56%) and the Intermediate-Term Bond Morningstar Category average (0.41%), but well within the range of advisory fees for both comparison groups.  The Trustees also noted that the Fund’s net expense ratio of 0.95% was well within the range of net expense ratios for both comparison groups, and they concluded that Astor LLC’s fees and the Fund’s net expense ratio are reasonable.

Astor Long/Short ETF Fund.  The Trustees noted Astor LLC’s advisory fee of 1.00% was lower than the peer group average of 1.19% and higher than the Tactical Allocation Morningstar Category average of  0.79%, but within the range of advisory fees for both comparison groups.  They also considered, however, that some funds in the peer group have substantially more assets than the Fund. The Trustees also noted the Fund’s net expense ratio of 1.25% was below the peer group average and slightly lower than the Morningstar Category average. The Trustees further noted that restricting the funds in the Morningstar Category to those with less than $200 million in assets raises the average net expense ratio by 0.10% and average advisory fee by 0.07%, and they concluded that Astor LLC’s fees and the Fund’s net expense ratio are reasonable.

Astor S.T.A.R ETF Fund.  The Trustees noted Astor LLC’s advisory fee of 1.00% was higher than the peer group average of 0.92% and the Tactical Allocation Morningstar Category average of 0.79%, but within the range of advisory fees for both comparison groups.  They also considered, however, that some funds in the peer group have substantially more assets than the Fund. The Trustees also noted the Fund’s net expense ratio of 1.25% was below the Morningstar average and slightly lower than the peer group average.  Based on these comparisons, the Trustees determined that Astor LLC’s fees and the Fund’s expenses are reasonable.

Economies of Scale.

The Trustees evaluated whether there would be economies of scale with respect to each Fund.  The Trustees noted expense caps are in place for each Fund, that Astor LLC anticipates significant fee waivers over the next 12 months with respect to each Fund, and that Astor LLC indicated its intention to renew each expense limitation agreement. They considered Astor LLC’s stated projections for asset growth over the next 12 months for each Fund ($15 million for Astor Active, $125 million for Astor Long/Short and $300 million for Astor S.T.A.R.). The Trustees further noted that Astor LLC indicated a willingness to discuss breakpoints for the Funds when justified.

Profitability.

The Trustees reviewed the profitability analysis provided by Astor LLC and noted that Astor LLC anticipates realizing a loss during the next 12 months with respect to its relationship with each Fund.  The Trustees determined that Astor would not reap an excessive profit from its relationships with any of the Funds.

As a result of their considerations, the Board of Trustees, including all of the Independent Trustees, determined that the proposed New Advisory Agreement is in the best interests of each Fund and its shareholders.  Accordingly, the Board of Trustees, by separate vote of the Independent Trustees and the entire Board of Trustees, unanimously approved the New Advisory Agreement and voted to recommend it to shareholders for approval.

Accordingly, the Board of Trustees of the Trust, including the Independent Trustees, recommends that shareholders of each Fund vote “FOR” approval of the New Advisory Agreement.

Prior Year Advisory Fees

For the fiscal year-ended July 31, 2013, the Funds incurred advisory fees under a previous investment advisory agreement (not with Astor LLC or NAM) which was subject to an expense limitation agreement as follows:

Fund	Advisory Fees Earned*	Advisory Fees Waived/Expenses Reimbursed*
Astor Active Income ETF Fund	$3,169	$140,466
Astor Long/Short ETF Fund	$350,691	$239,431
Astor S.T.A.R. ETF Fund	$25,269	$146,498

*   For the fiscal year-ended July 31, 2013, Astor Asset Management, LLC served as the Funds’ investment adviser.

OTHER INFORMATION

OPERATION OF THE FUNDS

Each Fund is a diversified series of the Northern Lights Fund Trust, an open-end investment management company organized as a Delaware statutory trust and formed by an Agreement and Declaration of Trust on January 19, 2005. The Trust’s principal executive offices are located at 17605 Wright Street, Omaha, NE 68154-1150.  The Board of Trustees supervises the business activities of the Funds.  Like other mutual funds, the Funds retain various organizations to perform specialized services.  The Funds currently retain Astor LLC as investment adviser. Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, NE 68130, serves as principal underwriter and distributor of the Funds.  Gemini Fund Services, LLC, provides the Funds with transfer agent, accounting, and administrative services.  Northern Lights Compliance Services provides the Funds with compliance services.

THE PROXY

The Board of Trustees solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting.  A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted: for approval of the proposed New Advisory Agreement and, at the discretion of the holders of the proxy, on any other matter that may come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement.  You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, the following numbers of shares of beneficial interest of each Fund were issued and outstanding:

Fund	Shares Issued and Outstanding
Astor Active Income ETF Fund	209,229.727
Astor Long /Short ETF Fund	5,711,633.757
Astor S.T.A.R. ETF Fund	4,599,593.57

All shareholders of record of the Funds on the Record Date are entitled to vote at the Meeting on Proposal 1.  Shareholders of each Fund will vote separately with respect to their Fund. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.

Each Fund will vote separately, and an affirmative vote of the holders of a majority of the outstanding shares of a Fund is required for the approval of the proposed New Advisory Agreement with respect to that Fund.  As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of a Fund means the vote of (1) 67% or more of the voting shares of the Fund present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less.

Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of each Fund represented at the Meeting, but they are not affirmative votes for any proposal.  As a result, with respect to approval of the proposed New Advisory Agreement, non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding.

SECURITY OWNERSHIP OF MANAGEMENT AND
CERTAIN BENEFICIAL OWNERS

To the best knowledge of the Trust, except as listed below, there were no Trustees or officers of the Trust or other shareholders who were the beneficial owners of more than 5% of the outstanding shares of any Fund on the Record Date. As of the Record Date, the Trust knows of no other person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) that beneficially owns more than 5% of the outstanding shares of any Fund.

The record owners of more than 5% of the outstanding shares of each Fund on the Record Date are listed in the following table.

Astor Active Income Fund

Name & Address	Shares	Percentage of Fund

Louis B. Rovens

765 Market Street

San Francisco, CA 94103

John G. McHutshison

45 Stadler Drive

Woodside, CA94062

Charles Schwab

211 Main Street

San Francisco, CA 94105

Daniel Yager

501 North Broadway

St. Louis, MO 63102

	53,545 29,098 21,055 9,969	25.59% 13.90% 10.06% 7.02%

Astor Long/Short ETF Fund

Name & Address	Shares	Percentage of Fund
Charles Schwab 211 Main Street San Francisco, CA 94105	300,548	5.26%

Shareholders owning more than 25% of the shares of a Fund are considered to “control” the Fund, as that term is defined under the 1940 Act.  Persons controlling a Fund can determine the outcome of any proposal submitted to the shareholders for approval.  As a group, the Trustees and officers of the Trust owned less than 1% of the outstanding shares of each Fund as of the Record Date.  As a result, the Trustees and officers as a group are not deemed to control the Funds.

SHAREHOLDER PROPOSALS

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting.  Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting.  Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made.  The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion.  You should be aware that annual meetings of shareholders are not required.  Any shareholder proposal should be sent to James P. Ash, Esq., Secretary, Northern Lights Fund Trust, c/o Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788.

COST OF SOLICITATION

The Board of Trustees of the Trust is making this solicitation of proxies.  The Trust has engaged AST, a proxy solicitation firm (the “Proxy Solicitor”), to assist in the solicitation.  The estimated fees anticipated to be paid to the Proxy Solicitor are approximately $7,000.  The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the meeting and the cost of soliciting proxies will be borne by Astor LLC.  In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of the Funds of whom they have knowledge, and Astor LLC will reimburse them for their expenses in so doing.  Certain officers, employees and agents of the Trust and Astor LLC may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

OTHER MATTERS

The Trust’s Board of Trustees knows of no other matters to be presented at the Meeting other than as set forth above.  If any other matters properly come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise.  Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you.  You may also call or write to the Trust if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future.  For such requests, call the Trust at (877) 738-0333, or write the Trust at 17605 Wright Street, Omaha, NE 68154-1150.

Important Notice Regarding the Availability of Proxy materials for the Shareholder Meeting to be Held on June 30, 2014

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including a copy of the proposed advisory agreement), and Proxy Card are available at www.proxyonline.com/docs/Astor.pdf..

BY ORDER OF THE BOARD OF TRUSTEES

James P. Ash, Esq., Secretary

Dated May 16, 2014

PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE OR CALL THE NUMBER LISTED ON YOUR PROXY CARD.

Exhibit A

INVESTMENT ADVISORY AGREEMENT

Between

NORTHERN LIGHTS FUND TRUST

 and

ASTOR INVESTMENT MANAGEMENT LLC

      AGREEMENT (the "Agreement"), made as of [   ], 2014 between Northern Lights Fund Trust, a Delaware statutory trust (the "Trust"), Astor Investment Management LLC a limited liability company organized and existing under the laws of the State of Illinois (the "Adviser") located at 111 S. Wacker Drive, Suite 3950, Chicago, IL 60606.

RECITALS:

     WHEREAS, the Trust is an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act");

     WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, each having its own investment objective or objectives, policies and limitations;

     WHEREAS, the Trust offers shares in the series named on Appendix A hereto (such series, together with all other series subsequently established by the Trust and made subject to this Agreement in accordance with Section 1.3, being herein referred to as a "Fund," and collectively as the "Funds");

     WHEREAS, the Adviser is or soon will be registered as an investment adviser under the Investment Advisers Act of 1940; and

     WHEREAS, the Trust desires to retain the Adviser to render investment advisory services to the Trust with respect to each Fund in the manner and on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, the parties hereto agree as follows:

1. Services of the Adviser.

      1.1 Investment Advisory Services. The Adviser shall act as the investment adviser to each Fund and, as such, shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities hereunder, (ii) formulate a continuing program for the investment of the assets of each Fund in a manner consistent with its investment objective(s), policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by each Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the  issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and  to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission than may be charged by other brokers.

      The Trust hereby authorizes any entity or person associated with the Adviser or any sub-adviser retained by the Adviser pursuant to Section 9 of this Agreement, which is a member of a national securities exchange, to effect any transaction on the exchange for the account of the Trust which is permitted by Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv).

      The Adviser shall carry out its duties with respect to each Fund's investments in accordance with applicable law and the investment objectives, policies and restrictions set forth in each Fund's then-current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser.

      1.2 Administrative Services.   The Trust has engaged the services of an administrator.  The Adviser shall provide such additional administrative services related to its advisory functions or the functions listed below, as reasonably requested by the Board of Trustees or officers of the Trust; provided, that the Adviser shall not have any obligation to provide under this Agreement any direct or indirect services to Trust shareholders, any services related to the distribution of Trust shares, or any other services which are the subject of a separate agreement or arrangement between the Trust and the Adviser. Subject to the foregoing, in providing administrative services hereunder, the Adviser shall:

      1.2.1 Office Space, Equipment and Facilities.  Provide such office space, office equipment and office facilities as are adequate to fulfill the Adviser’s obligations hereunder.

      1.2.2 Personnel. Provide, without remuneration from or other cost to the Trust, the services of individuals competent to perform the administrative functions, assumed in this Section,

      1.2.3 [RESERVED]

      1.2.4 [RESERVED]

      1.2.5 Books and Records. Assure that all financial, accounting and other records required to be maintained and preserved by the Adviser on behalf of the Trust are maintained and preserved by it in accordance with applicable laws and regulations.

      1.2.6 Reports and Filings. Provide such information as may be reasonably requested in connection with the preparation of  all periodic reports by the Fund to its shareholders and all reports and filings required to maintain the registration and qualification of the Funds and Fund shares, or to meet other regulatory or tax requirements applicable to the Fund, under federal and state securities and tax laws, and review sections of those reports and filings related to Adviser’s functions and designated responsibilities under this Agreement.

      1.3 Additional Series. In the event that the Trust establishes one or more series after the effectiveness of this Agreement ("Additional Series"), Appendix A to this Agreement may be amended to make such Additional Series subject to this Agreement upon the approval of the Board of Trustees of the Trust and the shareholder(s) of the Additional Series, in accordance with the provisions of the Act. The Trust or the Adviser may elect not to make any such series subject to this Agreement.

      1.4 Change in Management or Control. The Adviser shall provide at least sixty (60) days' prior written notice to the Trust of any  change in “control,” as that term is defined in Section 2 of the Act.  The Adviser shall provide prompt, advance notice, to the extent practicable, of any change in the portfolio manager(s) responsible for the day-to-day management of the Funds.

2. Expenses of the Funds.

      2.1 Expenses to be Paid by Adviser.   The Adviser shall pay all salaries, expenses and fees of any officers, Trustees and employees of the Trust who are officers, directors, members or employees of the Adviser.

      In the event that the Adviser pays or assumes any expenses of the Trust not required to be paid or assumed by the Adviser under this Agreement, the Adviser shall not be obligated hereby to pay or assume the same or any similar expense in the future; provided, that nothing herein contained shall be deemed to relieve the Adviser of any obligation to the Funds under any separate agreement or arrangement between the parties.

      2.2 Expenses to be Paid by the Fund.  Each Fund shall bear all expenses of its operation, except those specifically allocated to the Adviser under this Agreement or under any separate agreement between the Trust and the Adviser. Subject to any separate agreement or arrangement between the Trust and the Adviser, the expenses hereby allocated to a Fund, and not to the Adviser, include but are not limited to:

      2.2.1 Custody. All charges of depositories, custodians, and other agents for the transfer, receipt, safekeeping, and servicing of the Fund's cash, securities, and other property.

      2.2.2 Shareholder Servicing. All expenses of maintaining and servicing shareholder accounts, including but not limited to the charges of any shareholder servicing agent, dividend disbursing agent, transfer agent or other agent engaged by the Trust to service shareholder accounts.

      2.2.3 Shareholder Reports. All expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders.

      2.2.4 Prospectuses. All expenses of preparing, converting to EDGAR format, filing with the Securities and Exchange Commission or other appropriate regulatory body, setting in type, printing and mailing annual or more frequent revisions of the Fund's Prospectus and Statement of Additional Information and any supplements thereto and of supplying them to shareholders.

      2.2.5 Pricing and Portfolio Valuation. All expenses of computing the Fund's net asset value per share, including any equipment or services obtained for the purpose of pricing shares or valuing the Fund's investment portfolio.

      2.2.6 Communications. All charges for equipment or services used for communications between the Adviser or the Trust and any custodian, shareholder servicing agent, portfolio accounting services agent, or other agent engaged by the Trust.

      2.2.7 Legal and Accounting Fees. All charges for services and expenses of the Trust's legal counsel and independent accountants.

      2.2.8 Trustees' Fees and Expenses. All compensation of Trustees other than those affiliated with the Adviser, all expenses incurred in connection with such unaffiliated Trustees' services as Trustees, and all other expenses of meetings of the Trustees and committees of the Trustees.

      2.2.9 Shareholder Meetings. All expenses incidental to holding meetings of shareholders, including the printing of notices and proxy materials, and proxy solicitations therefor.

      2.2.10 Federal Registration Fees. All fees and expenses of registering and maintaining the registration of the Fund under the Act and the registration of the Fund's shares under the Securities Act of 1933 (the "1933 Act"), including all fees and expenses incurred in connection with the preparation, converting to EDGAR format, setting in type, printing, and filing of any Registration Statement, Prospectus and Statement of Additional Information under the 1933 Act or the Act, and any amendments or supplements that may be made from time to time.

      2.2.11 State Registration Fees. All fees and expenses of taking required action to permit the offer and sale of the Fund's shares under securities laws of various states or jurisdictions, and of registration and qualification of the Fund under all other laws applicable to the Trust or its business activities (including registering the Trust as a broker-dealer, or any officer of the Trust or any person as agent or salesperson of the Trust in any state).

      2.2.12 Confirmations. All expenses incurred in connection with the issue and transfer of Fund shares, including the expenses of confirming all share transactions.

      2.2.13 Bonding and Insurance. All expenses of bond, liability, and other insurance coverage required by law or regulation or deemed advisable by the Trustees of the Trust, including, without limitation, such bond, liability and other insurance expenses that may from time to time be allocated to the Fund in a manner approved by its Trustees.

      2.2.14 Brokerage Commissions. All brokers' commissions and other charges incident to the purchase, sale or lending of the Fund's portfolio securities.

      2.2.15 Taxes. All taxes or governmental fees payable by or with respect to the Fund to federal, state or other governmental agencies, domestic or foreign, including stamp or other transfer taxes.

      2.2.16 Trade Association Fees. All fees, dues and other expenses incurred in connection with the Trust's membership in any trade association or other investment organization.

      2.2.18 Compliance Fees. All charges for services and expenses of the Trust's Chief Compliance Officer.

      2.2.19 Nonrecurring and Extraordinary Expenses. Such nonrecurring and extraordinary expenses as may arise including the costs of actions, suits, or proceedings to which the Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its officers, Trustees and agents.

3. Advisory Fee.

      As compensation for all services rendered, facilities provided and expenses paid or assumed by the Adviser under this Agreement, each Fund shall pay the Adviser on the last day of each month, or as promptly as possible thereafter, a fee calculated by applying a monthly rate, based on an annual percentage rate, to the Fund's average daily net assets for the month. The annual percentage rate applicable to each Fund is set forth in Appendix A to this Agreement, as it may be amended from time to time in accordance with Section 1.3 of this Agreement.  If this Agreement shall be effective for only a portion of a month with respect to a Fund, the aforesaid fee shall be prorated for the portion of such month during which this Agreement is in effect for the Fund.

4. Proxy Voting.

      The Adviser will vote, or make arrangements to have voted, all proxies solicited by or with respect to the issuers of securities in which assets of a Fund may be invested from time to time.  Such proxies will be voted in a manner that you deem, in good faith, to be in the best interest of the Fund and in accordance with your proxy voting policy.  You agree to provide a copy of your proxy voting policy to the Trust prior to the execution of this Agreement, and any amendments thereto promptly.

5. Records.

      5.1 Tax Treatment. Both the Adviser and the Trust shall maintain, or arrange for others to maintain, the books and records of the Trust in such a manner that treats each Fund as a separate entity for federal income tax purposes.

      5.2 Ownership. All records required to be maintained and preserved by the Trust pursuant to the provisions or rules or regulations of the Securities and Exchange Commission under Section 31(a) of the Act and maintained and preserved by the Adviser on behalf of the Trust are the property of the Trust and shall be surrendered by the Adviser promptly on request by the Trust; provided, that the Adviser may at its own expense make and retain copies of any such records.

6. Reports to Adviser.

      The Trust shall furnish or otherwise make available to the Adviser such copies of each Fund's Prospectus, Statement of Additional Information, financial statements, proxy statements, reports and other information relating to its business and affairs as the Adviser may, at any time or from time to time, reasonably require in order to discharge any of its obligations under this Agreement.

7. Reports to the Trust.

      The Adviser shall prepare and furnish to the Trust such reports, statistical data and other information in such form and at such intervals as the Trust may reasonably request.

8. Code of Ethics.

      The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide the Trust with a copy of the code and evidence of its adoption.  Within 45 days of the last calendar quarter of each year while this Agreement is in effect, the Adviser will provide to the Board of Trustees of the Trust a written report that describes any issues arising under the code of ethics since the last report to the Board of Trustees, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that the Adviser has adopted procedures reasonably necessary to prevent "access persons" (as that term is defined in Rule 17j-1) from violating the code.

9. Retention of Sub-Adviser.

      Subject to the Trust's obtaining the initial and periodic approvals required under Section 15 of the Act, the Adviser may retain one or more sub-advisers, at the Adviser's own cost and expense, for the purpose of managing the investments of the assets of one or more Funds of the Trust. Retention of one or more sub-advisers shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement and the Adviser shall, subject to Section 11 of this Agreement, be responsible to the Trust for all acts or omissions of any sub-adviser in connection with the performance of the Adviser's duties hereunder.

10. Services to Other Clients.

      Nothing herein contained shall limit the freedom of the Adviser or any affiliated person of the Adviser to render investment management and administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities.

11. Limitation of Liability of Adviser and its Personnel.

      Neither the Adviser nor any director, manager, officer or employee of the Adviser performing services for the Trust at the direction or request of the Adviser in connection with the Adviser's discharge of its obligations hereunder shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with any matter to which this Agreement relates, and the Adviser shall not be responsible for any action of the Trustees of the Trust in following or declining to follow any advice or recommendation of the Adviser or any sub-adviser retained by the Adviser pursuant to Section 9 of this Agreement;  PROVIDED, that nothing herein contained shall be construed (i) to protect the Adviser against any liability to the Trust or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Adviser's duties, or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement, or (ii) to protect any director, manager, officer or employee of the Adviser who is or was a Trustee or officer of the Trust against any liability of the Trust or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Trust.

12. Effect of Agreement.

      Nothing herein contained shall be deemed to require to the Trust to take any action contrary to its Declaration of Trust or its By-Laws or any applicable law, regulation or order to which it is subject or by which it is bound, or to relieve or deprive the Trustees of the Trust of their responsibility for and control of the conduct of the business and affairs of the Trust.

13. Term of Agreement.

      The term of this Agreement shall begin on the date first above written, and unless sooner terminated as hereinafter provided, this Agreement shall remain in effect for a period of two years. Thereafter, this Agreement shall continue in effect with respect to each Fund from year to year, subject to the termination provisions and all other terms and conditions hereof; PROVIDED, such continuance with respect to a Fund is approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Fund or by the Trustees of the Trust; PROVIDED, that in either event such continuance is also approved annually by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto. The Adviser shall furnish to the Trust, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

14. Amendment or Assignment of Agreement.

      Any amendment to this Agreement shall be in writing signed by the parties hereto; PROVIDED, that no such amendment shall be effective unless authorized (i) by resolution of the Trustees of the Trust, including the vote or written consent of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, and (ii) by vote of a majority of the outstanding voting securities of the Fund affected by such amendment as required by applicable law. This Agreement shall terminate automatically and immediately in the event of its assignment.

15. Termination of Agreement.

      This Agreement may be terminated as to any Fund at any time by either party hereto, without the payment of any penalty, upon sixty (60) days' prior written notice to the other party; PROVIDED, that in the case of termination by any Fund, such action shall have been authorized (i) by resolution of the Trust's Board of Trustees, including the vote or written consent of Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, or (ii) by vote of majority of the outstanding voting securities of the Fund.

16. Use of Name.

      The Trust is named the Northern Lights Fund  Trust and each Fund may be identified, in part, by the name "Northern Lights."

17. Declaration of Trust.

      The Adviser is hereby expressly put on notice of the limitation of  shareholder liability as set forth in the Trust's Declaration of Trust and agrees that the obligations assumed by the Trust or a Fund, as the case may be, pursuant to this Agreement shall be limited in all cases to the Trust or a Fund, as the case may be, and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Trust. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Fund under the Declaration of Trust are separate and distinct from those of any and all other Funds. The Adviser further understands and agrees that no Fund of the Trust shall be liable for any claims against any other Fund of the Trust and that the Adviser must look solely to the assets of the pertinent Fund of the Trust for the enforcement or satisfaction of any claims against the Trust with respect to that Fund.

18. Confidentiality.

      The Adviser agrees to treat all records and other information relating to the Trust and the securities holdings of the Funds as confidential and shall not disclose any such records or information to any other person unless (i) the Board of Trustees of the Trust has approved the disclosure or (ii) such disclosure is compelled by law.  In addition, the Adviser and the Adviser's officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund's portfolio holdings.  The Adviser agrees that, consistent with the Adviser's Code of Ethics, neither the Adviser nor the Adviser's officers, directors, members or employees may engage in personal securities transactions based on nonpublic information about a Fund's portfolio holdings.

19. This Agreement shall be governed and construed in accordance with the laws of the State of New York.

20. Interpretation and Definition of Terms.

         Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts, or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the Act. Specifically, the terms "vote of a majority of the outstanding voting securities," "interested persons," "assignment" and "affiliated person," as used in this Agreement shall have the meanings assigned to them by Section 2(a) of the Act. In addition, when the effect of a requirement of the Act reflected in any provision of this Agreement is modified, interpreted or relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

21. Captions.

         The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

22. Execution in Counterparts.

         This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date and year first above written.

                               NORTHERN LIGHTS FUND TRUST

                               By: ____________________________

                               Name: Andrew Rogers

                               Title:   President

                ASTOR INVESTMENT MANAGEMENT LLC

                               By: ____________________________

                               Name:

                               Title:

NORTHERN LIGHTS FUND TRUST

INVESTMENT ADVISORY AGREEMENT

APPENDIX A

NAME OF FUND	ANNUAL ADVISORY FEE AS A % OF AVERAGE NET ASSETS OF THE FUND

Astor Long/Short ETF Fund	1.00%
Astor Active Income ETF Fund	0.70%
Astor S.T.A.R. ETF Fund	1.00%